SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ]	Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Municipal Income Trust

(Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Eaton Vance Municipal Income Trust Eaton Vance National Municipal Income Trust

IMPORTANT REMINDER:

PLEASE VOTE YOUR SHARES BEFORE MAY 15, 2009

April 15, 2009

Dear Shareholder:

We recently mailed you proxy materials relating to proposals to be voted on at a joint Special Meeting of Shareholders of Eaton Vance Municipal Income Trust and Eaton Vance National Municipal Income Trust scheduled for May 15, 2009. As of the date of this letter, we have not received your vote.

YOUR VOTE IS IMPORTANT!

For the reasons set forth in the proxy materials previously mailed to you, each Fund’s Board of Trustees believes the proposals are in the shareholders’ best interest and unanimously recommend that you vote in favor.

We encourage you to vote TODAY using one of the following convenient options:

1.	Vote by Phone. You may cast your vote by calling the toll-free number listed on the enclosed proxy card. Have your proxy card in hand in order to follow the recorded instructions.
2.	Vote Online. You may cast your vote by logging onto the Web address listed on the enclosed proxy card. Have your proxy card in hand in order to follow the instructions given on the Web site.
3.	Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If you have any questions about the proposal, you may call Computershare Fund Services, the Funds’ proxy solicitation firm; toll free at (866) 525-2664. As a helpful reminder, you may receive a call from a representative of Computershare Fund Services encouraging you to vote. When you provide instructions to Computershare Fund Services by phone, they will be authorized to deliver your proxy on your behalf.

YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY!